90138‑P1 11/25
LEGG MASON PARTNERS INVESTMENT TRUST
SUPPLEMENT DATED NOVEMBER 26, 2025
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED FEBRUARY 1, 2025 OF
FRANKLIN S&P 500 INDEX FUND (the “FUND”)

The Fund is updating its diversification policy under the Investment Company Act of 1940, as amended. Under the revised policy, the Fund will continue to track the S&P 500® Index (the “Index”) and the Fund may be non‑diversified as a result of a change in relative market capitalization or index weighting of one or more constituents of its Index.
Shareholder approval will not be sought if the Fund crosses from diversified to non‑diversified status under such circumstances.
The Fund’s Summary Prospectus and Prospectus are amended as follows:

I.	The following is added at the end of the “Principal investment strategies” section of the Fund’s Summary Prospectus and Prospectus:
The fund intends to be diversified in approximately the same proportion as the Index is diversified. The fund may become “non‑diversified,” as defined in the Investment Company Act of 1940, solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Index. A “non‑diversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the fund becomes non‑diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

II.	The following is added to the “Principal risks” section of the Fund’s Summary Prospectus and Prospectus:
Non‑diversification. In seeking to track the Index, the fund may become non‑diversified as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Index. In such circumstances, the fund may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may negatively impact the fund’s performance and result in greater fluctuation in the value of the fund’s shares and greater risk of loss.

III.	The following is added at the end of the “More on the Fund’s Investment Strategies, Investments and Risks—Selection Process” section of the Fund’s Prospectus:
The fund intends to be diversified in approximately the same proportion as the Index is diversified. The fund may become “non‑diversified,” as defined in the Investment Company Act of 1940, solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Index. A “non‑diversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the fund becomes non‑diversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.

IV.	The following is added to the “More on risks of investing in the fund” section of the Fund’s Prospectus:
Non‑diversification. In seeking to track the Index, the fund may become non‑diversified as a result of a change in the relative market capitalization or index weighting of one or more constituents of the Index. A “non‑diversified” fund generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The fund may be more sensitive to a single economic, business, political, regulatory or other occurrence than a more diversified fund might be, which may negatively impact the fund’s performance and result in greater fluctuation in the value of the fund’s shares and a greater risk of loss.
Please retain this supplement for future reference.

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